UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Change in Independent Registered Public Accounting Firm

Following discussions among the Audit Committee of the Board of Managers (the “Audit Committee”) of Greystone AF Manager, LLC (“Greystone Manager”), which is the general partner of America First Capital Associates Limited Partnership Two, which is the general partner of Greystone Housing Impact Investors LP (the “Partnership”), representatives of the Partnership’s senior management and representatives of senior management of Greystone & Co. II LLC (collectively with its affiliates, “Greystone”), which is an affiliate of Greystone Manager, on November 17, 2025 the Audit Committee and senior management of the Partnership elected to change the Partnership’s independent registered public accounting firm by dismissing PricewaterhouseCoopers LLP (“PwC”) and engaging Grant Thornton LLP (“Grant Thornton”), with the change becoming effective on that date. The decision to change the Partnership’s independent registered public accounting firm from PwC to Grant Thornton was not the result of any disagreement between the Partnership and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A PwC non-audit team has provided permissible, non-audit services to Greystone Select Incorporated (“GSI”), an indirect parent of Greystone Manager. GSI is not an audit client of PwC but is an affiliate of the Partnership for purposes of the independence rules of the Securities and Exchange Commission (“SEC”). GSI recently asked the PwC non-audit team to consider providing additional non-audit services. The PwC non-audit team, after consulting with its independence office, advised GSI that such additional services would be impermissible under the independence rules of the SEC. The PwC non-audit team discussed with GSI the potential independence impacts to a change in relationship, including PwC’s policies and procedures related to a voluntary change from being the Partnership’s independent registered public accounting firm to an unrestricted non-audit services provider. GSI has not engaged PwC to provide such impermissible non-audit services to GSI. To proactively avoid any potential impacts to the independence of the Partnership’s auditor, out of an abundance of caution, the Audit Committee and the Partnership’s senior management elected to change its independent registered public accounting firm from PwC to Grant Thornton in appreciation of the applicable auditor independence rules and to maintain the independence of the Partnership’s independent registered public accounting firm under the independence rules promulgated by the SEC.

PwC’s audit reports on the Partnership’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. PwC has served as the Partnership’s independent registered public accounting firm since 2016.

During the Partnership's fiscal years ended December 31, 2024 and 2023, and the subsequent interim period preceding the change in auditor from PwC to Grant Thornton, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Partnership and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (b) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided PwC with a copy of this Form 8-K prior to its filing with the SEC and requested that PwC furnish the Partnership with a letter addressed to the SEC stating whether PwC agrees with the statements made by the Partnership in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of PwC’s letter, dated November 21, 2025, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On November 17, 2025, the Audit Committee engaged Grant Thornton to serve as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the Partnership’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through November 17, 2025, neither the Partnership nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s consolidated financial statements, and no written report or oral advice was provided by Grant Thornton to the Partnership that Grant Thornton concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated November 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	November 21, 2025	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer